                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 27, 2005
                                                         --------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

          New York                    0-3319                    13-1784308
          --------                    ------                    ----------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  One Commerce Park, Valhalla, NY         10595
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On April 27, 2005,  the Board of  Directors  approved an increase to the salary of Walter F. Schneider,  the Company's  Chief  Executive  Officer and
President,  to $300,000  per year.  The Board of  Directors  also  approved  the issuance to Mr. Schneider of options to purchase 100,000 shares of the Company's common stock, par value $.10, at an exercise price of $2.70 per share.

            Additionally,  on April 27, 2005, the Board of Directors  approved a
Senior Management Incentive Plan, setting forth bonuses to be paid to members of management  for reaching  certain  incentive  targets  (the  "Senior  Management
Incentive Plan"). Under the Senior Management Incentive Plan, the Board approved bonuses to Mr. Schneider and Mark A. Koch, the Principal  Accounting  Officer of
the registrant, of $116,000 and $33,000,  respectively,  in the event they reach certain incentive targets. For additional information,  reference is made to the summary plan description of the Senior Management Incentive Plan attached hereto as EXHIBIT 99.01.

ITEM 5.02.      DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            On April 27,  2005,  the  registrant  received  notice from  Wallace
Barnes and Michael Cheshire  tending their voluntary  resignations as members of the registrant's board of directors, effective April 27, 2005.

            The Board has appointed  General  Merrill A. McPeak and James Risher to the Board,  effective  April 27, 2005, to serve until the next annual meeting of  stockholders  and  until  their  successors  are duly  elected  and shall be qualified.

            General  McPeak was appointed to the  compensation  committee of the registrant's  board of directors.  Mr. Risher was appointed to the board's audit committee.  Neither  General  McPeak  nor  Mr.  Risher  have  entered  into  any transactions  with the Company since the beginning of the Company's  last fiscal year which would be  reportable  under Item 404(a) of  Regulation  S-K.  Neither
General McPeak nor Mr. Risher are currently employed by the Company.

            There are no  arrangements  or  understandings  under  which  either
General McPeak nor Mr. Risher were appointed to the Board.

            For additional  information,  reference is made to the press release attached hereto as EXHIBIT 99.02.

ITEM 8.01       OTHER EVENTS.

            On April 28, 2005, the registrant issued a press release  announcing that (i) the registrant's 2005 annual meeting of shareholders is scheduled to be held on Thursday,  June 30, 2005, and that the Company fixed May 25, 2005 as the record date for the  determination of shareholders  entitled to notice of and to vote at the annual  meeting,  and (ii) in addition to nominating  General McPeak and Mr. Risher,  the board of directors of the registrant has nominated James R.
Henderson,  Gerald M. Czarnecki, Walter F. Schneider and Edgar J. Smith, Jr. for
re-election to the board at the 2005 Annual Meeting.

            For additional  information,  reference is made to the press release attached hereto as EXHIBIT 99.02.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

      (a)       Financial Statements of Businesses Acquired.
                Not Applicable

      (b)       Pro Forma Financial Information.
                Not Applicable

      (c)       Exhibits.
                99.01  Senior Management Incentive Plan
                99.02  Press release dated April 28, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DEL GLOBAL TECHNOLOGIES CORP.
                                              -----------------------------
                                                       (Registrant)

Date:  May 2, 2005
                                              By:  /s/ Mark A. Koch
                                                   ---------------------------
                                                   Mark A. Koch
                                                   Principal Accounting Officer